Exhibit 99.1
Investor Relations Contact
Doug Clark
Adobe
ir@adobe.com
Public Relations Contact
Ashley Levine
Adobe
adobepr@adobe.com
FOR IMMEDIATE RELEASE
Adobe Raises FY25 Digital Media ARR Growth, Total Revenue, and EPS Targets
Company Reports Record Revenue and RPO Surpasses $20 Billion, Accelerating to 13 Percent Year-Over-Year Growth

SAN JOSE, Calif. – Sept. 11, 2025 – Adobe (Nasdaq:ADBE) today reported financial results for its third quarter fiscal year 2025 ended Aug. 29, 2025.
“Adobe is the leader in the AI creative applications category with AI-influenced ARR surpassing $5 billion and AI-first ARR already exceeding our $250 million year-end target,” said Shantanu Narayen, chair and CEO, Adobe. “Given our customer strategy, AI product innovation and strong go-to-market execution, we’re pleased to once again raise our FY25 total revenue and EPS targets.”
“Adobe delivered record Q3 revenue, with strength in subscription revenue across both Digital Media and Digital Experience segments,” said Dan Durn, executive vice president and CFO, Adobe. “We’re raising our FY25 total revenue and EPS targets as we execute against our growth strategy to deliver category leading and AI-infused solutions to meet the diverse needs of our customers.”
Third Quarter Fiscal Year 2025 Financial Highlights
•Adobe achieved record revenue of $5.99 billion in its third quarter of fiscal year 2025, which represents 11 percent year-over-year growth, or 10 percent in constant currency. Diluted earnings per share was $4.18 on a GAAP basis and $5.31 on a non-GAAP basis.
•GAAP operating income in the third quarter was $2.17 billion and non-GAAP operating income was $2.77 billion. GAAP net income was $1.77 billion and non-GAAP net income was $2.25 billion.
•Cash flows from operations were $2.20 billion.
•Exiting the quarter, Remaining Performance Obligations (“RPO”) were $20.44 billion, and Current Remaining Performance Obligations (“cRPO”) were 67 percent.
•Adobe repurchased approximately 8.0 million shares during the quarter.
Third Quarter Fiscal Year 2025 Business Segment Highlights
•Digital Media segment revenue was $4.46 billion, which represents 12 percent year-over-year growth, or 11 percent in constant currency. Digital Media Annualized Recurring Revenue (“ARR”) exiting the quarter was $18.59 billion, representing 11.7 percent year-over-year growth.
•Digital Experience segment revenue was $1.48 billion, representing 9 percent year-over-year growth as reported and in constant currency. Digital Experience subscription revenue was $1.37 billion, representing 11 percent year-over-year growth as reported and in constant currency.

Customer Group Supplemental Disclosure
•Business Professionals and Consumers Group subscription revenue was $1.65 billion, which represents 15 percent year-over-year growth, or 14 percent in constant currency.
•Creative and Marketing Professionals Group subscription revenue was $4.12 billion, which represents 11 percent year-over-year growth, or 10 percent in constant currency.
Financial Targets
The following table summarizes Adobe’s fourth quarter fiscal year 2025 targets, which assumes current macroeconomic conditions1:

Total revenue	$6.075 billion to $6.125 billion
Digital Media segment revenue	$4.53 billion to $4.56 billion
Digital Experience segment revenue	$1.495 billion to $1.515 billion
Digital Experience subscription revenue	$1.395 billion to $1.410 billion
Earnings per share	GAAP: $4.27 to $4.32	Non-GAAP: $5.35 to $5.40
1Targets assume non-GAAP operating margin of ~45.5 percent, non-GAAP tax rate of ~18.5 percent and diluted share count of ~418 million for fourth quarter fiscal year 2025.
The following updated table summarizes Adobe’s fiscal year 2025 targets, which assumes current macroeconomic conditions2:

Total revenue	$23.65 billion to $23.70 billion
Digital Media segment revenue	$17.56 billion to $17.59 billion
Digital Media ending ARR growth	11.3% year over year
Digital Experience segment revenue	$5.84 billion to $5.86 billion
Digital Experience subscription revenue	$5.39 billion to $5.41 billion
Earnings per share	GAAP: $16.53 to $16.58	Non-GAAP: $20.80 to $20.85
2Targets assume non-GAAP operating margin of ~46 percent, non-GAAP tax rate of ~18.5 percent and diluted share count of ~427 million for fiscal year 2025.
Adobe to Host Conference Call
Adobe will webcast its third quarter fiscal year 2025 earnings conference call today at 2:00 p.m. Pacific Time from its investor relations website: http://www.adobe.com/ADBE. Earnings documents, including Adobe management’s prepared conference call remarks with slides and an investor datasheet are posted to Adobe’s Investor Relations Website in advance of the conference call for reference.
Forward-Looking Statements, Non-GAAP and Other Disclosures
In addition to historical information, this press release contains “forward-looking statements” within the meaning of applicable securities laws, including statements related to our business, strategy, artificial intelligence (“AI”) and innovation momentum; our market and AI opportunity and future growth; market and AI trends; current macroeconomic conditions; fluctuations in foreign currency exchange rates; strategic investments; customer success and groups; and our financial targets and assumptions related thereto, including revenue, operating margin, operating efficiencies, annualized recurring revenue, tax rate, earnings per share and share count. Each of the forward-looking statements we make in this press release involves risks, uncertainties and assumptions based on information available to us as of the date of this press release. Such risks and uncertainties, many of which relate to matters beyond our control, could cause actual results to differ materially from these forward-looking statements. Factors that might cause or contribute to such differences include, but are not limited to: failure to innovate effectively and meet customer needs; issues relating to development and use of AI; failure to compete effectively; damage to our reputation or brands; failure to realize the anticipated benefits of investments or acquisitions; service interruptions or failures in information technology systems by us or third parties; security incidents; failure to effectively develop, manage and maintain critical third-party business relationships; risks associated with being a multinational corporation and adverse macroeconomic conditions; complex sales cycles; failure to recruit and retain key personnel; litigation, regulatory inquiries and intellectual property infringement claims; changes in, and compliance with, global laws and regulations, including those related to information security and privacy; failure to protect our intellectual property; changes in tax regulations; complex government procurement processes; risks related to fluctuations in or the timing of revenue recognition from our subscription offerings; fluctuations in foreign currency exchange rates; impairment charges; our existing and future debt obligations; catastrophic events; and fluctuations in our stock price. Further information on these and other factors are discussed in the section titled “Risk Factors” in Adobe’s most recently filed Annual Report on Form 10-K and Adobe's most recently filed Quarterly Reports on Form 10-Q. The risks described in this press release and in Adobe’s filings with the U.S. Securities and Exchange Commission should be carefully reviewed.

Undue reliance should not be placed on forward-looking financial information set forth in this press release, which reflects estimates based on information available at this time. These amounts could differ from actual reported amounts stated in Adobe’s Quarterly Report on Form 10-Q for our fiscal quarter ended Aug. 29, 2025, which Adobe expects to file in Sept. 2025. Adobe assumes no obligation to, and does not currently intend to, update these forward-looking statements.
A reconciliation between GAAP and non-GAAP earnings results and financial targets and a statement regarding use of non-GAAP financial information are provided at the end of this press release and on Adobe’s investor relations website. Definitions of our non-GAAP financial measures are provided in the Current Report on Form 8-K relating to this press release.
About Adobe
Adobe is changing the world through personalized digital experiences. For more information, visit www.adobe.com.
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Condensed Consolidated Statements of Income
(In millions, except per share data; unaudited)

	Three Months Ended		Nine Months Ended
	August 29, 2025	August 30, 2024	August 29, 2025	August 30, 2024
Revenue:
Subscription	$5,791	$5,180	$16,915	$15,156
Product	68	82	251	305
Services and other	129	146	409	438
Total revenue	5,988	5,408	17,575	15,899

Cost of revenue:
Subscription	510	413	1,505	1,324
Product	5	6	17	19
Services and other	127	135	380	399
Total cost of revenue	642	554	1,902	1,742

Gross profit	5,346	4,854	15,673	14,157

Operating expenses:
Research and development	1,088	1,022	3,196	2,945
Sales and marketing	1,639	1,431	4,760	4,228
General and administrative	408	366	1,152	1,073
Acquisition termination fee	—	—	—	1,000
Amortization of intangibles	38	43	120	127
Total operating expenses	3,173	2,862	9,228	9,373

Operating income	2,173	1,992	6,445	4,784

Non-operating income (expense):
Interest expense	(67)	(51)	(197)	(119)
Investment gains (losses), net	23	12	31	34
Other income (expense), net	58	89	191	241
Total non-operating income (expense), net	14	50	25	156
Income before income taxes	2,187	2,042	6,470	4,940
Provision for income taxes	415	358	1,196	1,063
Net income	$1,772	$1,684	$5,274	$3,877
Basic net income per share	$4.18	$3.78	$12.28	$8.63
Shares used to compute basic net income per share	423	445	429	449
Diluted net income per share	$4.18	$3.76	$12.26	$8.58
Shares used to compute diluted net income per share	424	448	430	452

Condensed Consolidated Balance Sheets
(In millions; unaudited)

	August 29, 2025	November 29, 2024
ASSETS

Current assets:
Cash and cash equivalents	$4,982	$7,613
Short-term investments	958	273
Trade receivables, net of allowances for doubtful accounts of $14 for both periods	2,093	2,072
Prepaid expenses and other current assets	1,379	1,274
Total current assets	9,412	11,232

Property and equipment, net	1,908	1,936
Operating lease right-of-use assets, net	307	281
Goodwill	12,862	12,788
Other intangibles, net	555	782
Deferred income taxes	2,092	1,657
Other assets	1,618	1,554
Total assets	$28,754	$30,230

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Trade payables	$337	$361
Accrued expenses and other current liabilities	2,289	2,336
Debt	—	1,499
Deferred revenue	6,385	6,131
Income taxes payable	154	119
Operating lease liabilities	74	75
Total current liabilities	9,239	10,521

Long-term liabilities:
Debt	6,200	4,129
Deferred revenue	149	128
Income taxes payable	502	548
Operating lease liabilities	362	353
Other liabilities	532	446
Total liabilities	16,984	16,125

Stockholders’ equity:
Preferred stock	—	—
Common stock	—	—
Additional paid-in capital	14,968	13,419
Retained earnings	43,516	38,470
Accumulated other comprehensive income (loss)	(341)	(201)
Treasury stock, at cost	(46,373)	(37,583)
Total stockholders’ equity	11,770	14,105
Total liabilities and stockholders’ equity	$28,754	$30,230

Condensed Consolidated Statements of Cash Flows
(In millions; unaudited)

	Three Months Ended
	August 29, 2025	August 30, 2024
Cash flows from operating activities:
Net income	$1,772	$1,684
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization and accretion	208	213
Stock-based compensation	497	474
Other non-cash adjustments	(101)	(91)
Changes in deferred revenue	200	220
Changes in other operating assets and liabilities	(378)	(479)
Net cash provided by operating activities	2,198	2,021

Cash flows from investing activities:
Purchases, sales and maturities of short-term investments, net	(169)	86
Purchases of property and equipment	(72)	(57)
Purchases and sales of long-term investments, intangibles and other assets, net	(21)	(76)
Acquisitions, net of cash acquired	(17)	—
Net cash used for investing activities	(279)	(47)

Cash flows from financing activities:
Repurchases of common stock	(2,057)	(2,500)
Proceeds from treasury stock re-issuances, net of taxes paid related to net share settlement of equity awards	142	96
Other financing activities, net	39	(49)
Net cash used for financing activities	(1,876)	(2,453)
Effect of exchange rate changes on cash and cash equivalents	8	12
Net change in cash and cash equivalents	51	(467)
Cash and cash equivalents at beginning of period	4,931	7,660
Cash and cash equivalents at end of period	$4,982	$7,193

Non-GAAP Results
The following table shows Adobe’s GAAP results reconciled to non-GAAP results included in this release.

(In millions, except per share data)	Three Months Ended
	August 29, 2025	August 30, 2024	May 30, 2025
Operating income:

GAAP operating income	$2,173	$1,992	$2,109
Stock-based and deferred compensation expense	521	485	482
Amortization of intangibles	79	83	83
Loss contingency (reversal)	—	(45)	—
Non-GAAP operating income	$2,773	$2,515	$2,674

Net income:

GAAP net income	$1,772	$1,684	$1,691
Stock-based and deferred compensation expense	521	485	482
Amortization of intangibles	79	83	83
Loss contingency (reversal)	—	(45)	—
Investment (gains) losses, net	(23)	(12)	(2)
Income tax adjustments	(97)	(115)	(83)
Non-GAAP net income	$2,252	$2,080	$2,171

Diluted net income per share:

GAAP diluted net income per share	$4.18	$3.76	$3.94
Stock-based and deferred compensation expense	1.23	1.08	1.12
Amortization of intangibles	0.19	0.19	0.19
Loss contingency (reversal)	—	(0.10)	—
Investment (gains) losses, net	(0.05)	(0.03)	—
Income tax adjustments	(0.24)	(0.25)	(0.19)
Non-GAAP diluted net income per share	$5.31	$4.65	$5.06

Shares used to compute diluted net income per share	424	448	429
The following table shows Adobe’s third quarter fiscal year 2025 GAAP tax rate reconciled to the non-GAAP tax rate included in this release.

Third Quarter Fiscal 2025
Effective income tax rate:

GAAP effective income tax rate	19.0%
Income tax adjustments	1.5
Stock-based and deferred compensation expense	(1.8)
Amortization of intangibles	(0.3)
Investment gains (losses), net	0.1
Non-GAAP effective income tax rate (*)	18.5%
(*) Represents Adobe’s fixed long-term non-GAAP tax rate based on projections and currently available information through fiscal 2025

Reconciliation of GAAP to Non-GAAP Financial Targets and Assumptions
The following tables show Adobe's fourth quarter fiscal year 2025 financial targets and assumptions reconciled to non-GAAP financial targets and assumptions included in this release.

(Shares in millions)	Fourth Quarter Fiscal 2025
	Low	High
Diluted net income per share:

GAAP diluted net income per share	$4.27	$4.32
Stock-based and deferred compensation expense	1.22	1.22
Amortization of intangibles	0.14	0.14
Income tax adjustments	(0.28)	(0.28)
Non-GAAP diluted net income per share	$5.35	$5.40

Shares used to compute diluted net income per share	418	418

Fourth Quarter Fiscal 2025
Operating margin:

GAAP operating margin	36.0%
Stock-based and deferred compensation expense	8.5
Amortization of intangibles	1.0
Non-GAAP operating margin	45.5%

Fourth Quarter Fiscal 2025
Effective income tax rate:

GAAP effective income tax rate	18.0%
Stock-based and deferred compensation expense	(2.2)
Amortization of intangibles	(0.3)
Income tax adjustments	3.0
Non-GAAP effective income tax rate (*)	18.5%
(*) Represents Adobe’s fixed long-term non-GAAP tax rate based on projections and currently available information through fiscal 2025

Reconciliation of GAAP to Non-GAAP Financial Targets and Assumptions (continued)
The following tables show Adobe's updated annual fiscal year 2025 financial targets and assumptions reconciled to non-GAAP financial targets and assumptions included in this release.

(Shares in millions)	Fiscal Year 2025
	Low	High
Diluted net income per share:

GAAP diluted net income per share	$16.53	$16.58
Stock-based and deferred compensation expense	4.55	4.55
Amortization of intangibles	0.72	0.72
Income tax adjustments	(1.00)	(1.00)
Non-GAAP diluted net income per share	$20.80	$20.85

Shares used to compute diluted net income per share	427	427

Fiscal Year 2025
Operating margin:

GAAP operating margin	36.0%
Stock-based and deferred compensation expense	8.7
Amortization of intangibles	1.3
Non-GAAP operating margin	46.0%

Fiscal Year 2025
Effective income tax rate:

GAAP effective income tax rate	18.4%
Stock-based and deferred compensation expense	(2.1)
Amortization of intangibles	(0.3)
Income tax adjustments	2.5
Non-GAAP effective income tax rate (*)	18.5%
(*) Represents Adobe’s fixed long-term non-GAAP tax rate based on projections and currently available information through fiscal 2025
Use of Non-GAAP Financial Information
Adobe continues to provide all information required in accordance with GAAP, but believes evaluating its ongoing operating results may not be as useful if an investor is limited to reviewing only GAAP financial measures. Adobe uses non-GAAP financial information to evaluate its ongoing operations and for internal planning and forecasting purposes. Adobe's management does not itself, nor does it suggest that investors should, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Adobe presents such non-GAAP financial measures in reporting its financial results to provide investors with an additional tool to evaluate Adobe's operating results. Adobe believes these non-GAAP financial measures are useful because they allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making. This allows institutional investors, the analyst community and others to better understand and evaluate Adobe’s operating results and future prospects in the same manner as management.
Adobe's management believes it is useful for itself and investors to review, as applicable, both GAAP information as well as non-GAAP measures, which may exclude items such as stock-based and deferred compensation expenses, amortization of intangibles, investment gains and losses, income tax adjustments and other items that are not considered part of Adobe’s ongoing operations, and the income tax effect of the non-GAAP pre-tax adjustments from the provision for income taxes. Adobe uses these non-GAAP measures in order to assess the performance of Adobe's business and for planning and forecasting in subsequent periods. Whenever such a non-GAAP measure is used, Adobe provides a reconciliation of the non-GAAP financial measure to the most closely applicable GAAP financial measure. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measure as detailed above.